                                                                   Exhibit 10.34

                            Translation from Russian

Series A
No. 096436
                                                   Copy 1
                                                   for the leasee

                                                   Approved by the resolution of
                                                   KhKKL
                                                   (name of local office)

                                                   05/11/97 No. 25

                        Federal Timber Service of Russia

                                 License No. 11
                    for long-term use(lease) of timber tracts

                                                                January 12, 1998


Region: Khabarovsk Territory
City: Vanino Settlement
Owner of timber tracts: Vysokogorny leskhoz
Forestry region: Tumninsky
Full title of the leasee: JSC "Forest-Starma"

for performance of the following types of timber harvesting:

-------------------------------------------------------------------------------------------------------------------
No       Type of timber      Metric     Tracts Nos.              Square, ha          Set annual         Amount of
s.       tract usage         system                                                  volume of          lease
                                                                                     usage              payments
-------------------------------------------------------------------------------------------------------------------
         Timber              m(3)       in accordance            220,6               240                in
         harvesting                     with the attached        thousand            thousand           accordance
                                        excerpt from the         m(2)                m(3)               with
                                        KhKKL                                                           attached
                                        resolution                                                      annual
                                                                                                        calculations
-------------------------------------------------------------------------------------------------------------------

          Expiration date of this lease shall be January 12, 2046.

          The lessee shall be obligated to provide timber tract usage in accordance with set volume starting January 1, 1999.

          Term and procedure for lease payments: In eight installments before the l5th set forth in accordance with the procedures for calculating lease payments and timber-related fees in effect in the Khabarovsk Territory.

          Amount of withholdings for regeneration, ecological considerations, terms and payment procedures: In accordance with the instructions on payment procedure.
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                    Volumes of timber shipments to the state

                                     [none]

          The leasee shall be obligated to implement the following forest maintenance and regeneration measures: In accordance with the lease agreements and set annual volumes.

          Conditions and procedure for financing of forest maintenance and regeneration measures by the timber tract owner: Upon acceptance of work in accordance with Acts, the amount of financing shall be determined expressly in the lease agreement.

          Requirements on the condition of the timber tracts upon the expiration date of this license: Maintenance of the percent of trees on the leased territories no lesser than the one as of the date of issuance of the license.

          Liability of the leasee, territorial (city) authorities and the owner of the timber tract for violation of terms and conditions of the lease: In accordance with the legislation in force.

          Indemnification procedure for losses incurred by the leasee: Shall be determined by the authoritative body which passed the decision that caused losses, by allocating an equal volume timber tract.

          Special considerations: Usage volumes may be changed as a result of closer research of resources upon determining the logging plans, forest management measures and other changes.

         Leskhoz director     /s/ [signature]

         License received     /s/ A.K. Chuvanov

         Extension of the term of the license     (blank)
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THE PIONEER GROUP, INC.

60 State Street
Boston, MA 02109-1620
617-742-7825

[PIONEER LOGO]

          The undersigned hereby certifies that the translation of License No. 11 for Long-Term Use (Lease) of Timber Tracts in the Khabarovsk Territory dated as of January 12, 1998 issued by the Federal Timber Service of Russia to Closed Joint-Stock Company "Forest-Starma" to which this certification is attached is a fair and accurate translation of the original document executed in Russian.

Dated: May 22, 2000

                                             /s/ Catherine Mannick
                                             -----------------------------------
                                             Name: Catherine Mannick
                                             Title: Vice President and Assistant
                                             General Counsel, The Pioneer Group,
                                             Inc.